SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 8, 1997





                           TOP AIR MANUFACTURING, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                      Iowa
                 (State or Other Jurisdiction or Incorporation)


                    1-13679                              42-1155462
         (Commission File Number)             (IRS Employer Identification No.)


         317 Savannah Park Road
              Cedar Falls, Iowa                             50613
(Address of Principal Executive Offices)                  (Zip Code)


                                 (319) 268-0473
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events.

         Top Air Manufacturing, Inc.'s (the "Company") common stock has been approved for listing on the American Stock Exchange ("AMEX") and began trading on the AMEX on December 8, 1997 under the ticker symbol TPC. The Company's common stock previously traded on the Nasdaq SmallCap Market under the trading symbol TOPM.

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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 10, 1997

                                       TOP AIR MANUFACTURING, INC.


                                       By: /s/ Steven R. Lind
                                           Steven R. Lind
                                           President and Chief Executive Officer


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